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                                                                EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated January 26, 1996 in the Registration Statement (Form S-1 No. 333-3051), as amended, and related prospectus of NaPro BioTherapeutics, Inc. for the registration of 2,000,000 shares of its common stock.



Denver, Colorado                        /s/ ERNST & YOUNG LLP
July 26, 1996
                                        ERNST & YOUNG LLP